--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Latin America Fund
--------------------------------------------------------------------------------
                                October 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
LATIN AMERICA FUND
------------------
     * Most Latin American economies continued to struggle with recession, budgetary pressures, and political uncertainties.
     * Stocks declined in all major markets during the six months ended October 31, but 12-month gains benefited from the strong rally of late 1998 and early 1999.
     * The fund's six-month returns fell in concert with the markets; 12-month returns lagged market and competitor benchmarks because of our overweighted position in Brazil.
     * We have increased holdings in Mexico, which currently appears to have the brightest economic prospects in the region. * While the worst of the region's recent troubles may be past, we cannot predict whether growth patterns will remain boom-and-bust or become more sustainable.

UPDATES AVAILABLE
-----------------
          FOR UPDATES ON EACH FUND FOLLOWING THE END OF EVERY CALENDAR QUARTER, PLEASE SEE OUR WEB SITE AT WWW.TROWEPRICE.COM.
================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------
     These have been tough times for Latin American economies, many of which are in recession. The region's stock market performance for the past six months reflected this difficult environment, with all the major markets -- and your fund -- generating negative returns. For the fund's fiscal year ended October 31, however, returns were positive as substantial gains in late 1998 and early 1999 more than offset the subsequent declines. Thus, the Latin American markets continued the roller-coaster pattern of the past five years.

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 10/31/99           6 Months        12 Months
    ----------------------           --------        ---------
    Latin America Fund                -6.63%           13.57%

    MSCI EMF Latin America Index      -5.58            21.17

    Lipper Latin America
    Funds Average                     -7.42            16.19

     For the six-month period, the fund held up a bit better than the average competitor, as represented by the Lipper average, but lagged the regional MSCI index. For the 12-month period, the fund provided a solid gain but did not compare favorably with its benchmarks. That performance difference was primarily due to our overweighted position in Brazilian stocks, which did not participate in the region's sharp stock market rebound in late 1998 and early 1999. For longer periods, the fund's average annual returns are better than those of the average competitor fund.*

          * For the 3-, 5-, and since-inception periods ended 10/31/99, the fund's average annual returns were 1.19%, -3.79, and -2.73%, respectively, versus -1.79%, -4.58%, and -3.27% for the Lipper Latin America Funds Average. The fund's inception date was 12/29/93.

================================================================================

THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------

     Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

     International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

     Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

     The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

     "We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends." Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

Influence of Globalaztion on Stocks Chart is shown here.
================================================================================

MARKET AND PORTFOLIO REVIEW
---------------------------

     The economic picture has not been pretty south of the U.S. border. The Argentine economy contracted nearly 5% in the second quarter from the same period a year earlier, and the Venezuelan economy shrank by nearly 10%. Chile is suffering its first recession since the early 1980s, and Colombia's economy is the worst in living memory. Brazil is stumbling through a bit better than expected, but the deeply unpopular President Cardoso faces immense challenges in pushing through his equally unpopular fiscal adjustment program. Propped up by the powerhouse U.S. economy, Mexico has fared better, although consumer recovery remains elusive.

================================================================================

    Market Performance
    ------------------
    (In U.S. Dollar Terms)
    Periods Ended 10/31/99           6 Months 12 Months
    ----------------------           ------------------
    Argentina                          -5.95%   20.31%
    Brazil (Free)                      -5.43     8.19
    Chile                              -6.87    22.23
    Mexico                             -3.86    38.47
    Peru                               -5.97    12.99
    Venezuela                          -4.41    45.62

    Source: RIMES Online, using MSCI indices.
================================================================================

     In a diverse region with little in the way of intra-regional trade, it is sometimes puzzling to see Latin American economies lurch in relatively synchronized fashion from boom to bust and back again. The answer lies in the region's single most important unifying feature -- its continuing dependence on external capital markets to bridge large financing needs. In the weeks before
Brazil's devaluation back in January, external credit market conditions tightened savagely. Compounded by the uncertainty of elections in these young democracies, domestic banks stopped lending and the corporate sector cut staff and pared investment plans. Unemployment in the region consequently soared, reaching critical levels in Argentina, Chile, Colombia, and Venezuela. Agricultural commodity prices, important especially in Argentina and Brazil, continued their downward spiral. Despite plunging imports, the regional current account deficit will still be around 3% of GDP this year.

     Elections are now out of the way in Argentina, where new President de la Rua has so far been saying the right things, particularly regarding the urgent need for fiscal prudence. Mexico carried out its first-ever presidential primaries in early November, an important step toward more open democracy in a nation whose elections have previously been accompanied by economic crisis. Across the region, there is now tentative evidence of economic pickup in most of the weaker economies, and external credit conditions have begun to improve. We believe that the worst of this most painful period is behind us. Whether the next development is another sudden lurch toward growth or a more sustainable and steady pickup remains to be seen.

     The outlook for BRAZIL hinges on the government's ability to push through the fiscal austerity program agreed upon with the International Monetary Fund. As an example of the sorts of issues that lie ahead, even with a relatively young population, the Social Security deficit this year is projected to be around U.S. $10 billion and will balloon in coming years unless the rules are changed. To address this issue, the Cardoso government proposed a Social Security reform bill, which aims to extend the 11% social contribution currently paid by active public workers to retired public workers and to introduce progressively higher rates of social contribution on better-paid active and retired workers. Congress rejected this bill a total of four times before finally passing it at the time of the January currency devaluation under intense pressure from international capital markets. The bill was subsequently challenged in the courts and in September was overruled by the Supreme Court on the grounds of unconstitutionality. With these sorts of barriers to reform, it is not difficult to see what a huge challenge lies ahead for President Cardoso, whose ability to maneuver is severely curtailed by his plummeting approval rating.

=============================
With these barriers
to reform, it is
not difficult to see
what a huge challenge
lies ahead for
President Cardoso.
=============================

     Also of concern was the recent large issuance of dollar-linked government debt, bringing the total to U.S. $50 billion -- around 25% of all domestic obligations. Back in January the government took a large loss from the devaluation and seems to be exposing itself once again to currency uncertainty. We see this as a sign of weakness and view a reduction in dollar-linked debt, a lengthening in average maturity (currently under 12 months), and a shift back to fixed rate local currency debt as key objectives needed to stabilize government finances.

     Considering the dire sentiment of international capital markets earlier in the year and the precarious state of domestic finances, the Brazilian economy seems to have held up remarkably well. GDP growth should just about make it into positive territory for the year, although third quarter numbers are slightly weaker than expected. Foreign direct investment has continued to flow in nicely and is fully funding the current account deficit. The inflation outlook appears benign, and the 8% year-end target looks easily achievable. Trade numbers were disappointing, however, because imports did not shrink as much as expected and weak agricultural prices hurt export earnings.

     The value of the newly floating currency is the most obvious barometer of confidence in the government. By the end of October, the real had reached 1.95 to the dollar, down 38% year-to-date and well below the recent high in May of
1.65. This reflects doubts about the ability and will of the Cardoso government to force through unpopular reform measures. We expect an uncertain and volatile few months.

     We continue to overweight Brazil (about 32% of fund assets), particularly the telecommunications sector where we maintain a major position in TELEBRAS. Both fixed line and cellular subscriber growth are currently very strong, as private sector management is unleashed in a business with huge growth potential. The oil and gas company PETROBRAS, the fund's third-largest holding, is benefiting from new management that appears to be focusing on profitability and shareholder returns. Petrobras has tremendous exploration potential, and its production growth profile over the next few years is one of the best in the world.


     [Pie chart showing Geographic Diversification on 10/31/99: Mexico 45%, Brazil 32%, Argentina 10%, Chile 7%, Venezuela 3%, Peru 2%, Other and reseres 1%]


     We are steadily warming to the MEXICAN story. The economy appears to have decoupled from the rest of the region, and at a time of regional recession we now expect Mexican GDP growth of more than 3% this year. About one-fourth of GDP is now exported to the U.S. (compared with less than 8% in 1980), and Mexico is easily the most open and competitive large economy in the region. (For example, Mexico has surpassed Canada and Japan as the largest supplier of foreign car parts to the U.S.) Exports continued to grow in the third quarter, as the U.S. economy remained strong and oil prices rebounded. Real wages have been increasing steadily over the past two years, although this is not yet reflected in consumer expenditures, which, if anything, seem to have decelerated recently.

     Two other developments support our increased enthusiasm. First, the banking sector has made significant strides toward restructuring and recovery. Banking regulators have strengthened loan classification and provisioning rules and announced stricter regulatory capital requirements. Their takeover of one of the largest banks in the country suggests that they are serious about cleaning up the system, whose overall bailout costs have now risen to over 17% of GDP. In addition, an aggressive debtor relief program has yielded spectacular short-term results. True, inadequate bankruptcy and foreclosure laws are still a key weakness, and we do not expect the banks to expand their loan portfolios until they are satisfied that these have been strengthened. Nevertheless a better-capitalized, more transparent, and prudently managed banking system adds credibility to Mexico's nascent economic recovery.

=============================
 . . . political
developments, always a
major concern
in Mexico . . . are
encouraging.
=============================

     Second, political developments, always a major concern in Mexico in advance of presidential elections, are encouraging. The ruling PRI party held unprecedented primary elections in early November, a significant step toward more open democracy. Aside from this, the two main opposition parties, bound together by little more than a desire to oust the PRI, have finally abandoned talk of an alliance. We saw little hope that such an alliance could govern successfully and are relieved by this development.

     To increase our weighting in Mexico (the fund's largest exposure), we bought shares in GRUPO IUSACELL, Mexico's second-largest cellular player, which is controlled by Bell Atlantic. Strong subscriber growth and expanding margins make up an attractive growth story. (Phone use has exploded since the cost of calls began to be billed to the caller rather than the receiver.) We also bought into BANACCI, Mexico's largest private sector bank, as we gained confidence on the country's banking recovery. The fund's largest position is now TELMEX, which is refashioning itself as a growth company by aggressively pursuing customers for both fixed line and cellular service. The company has also moved into the Internet through a joint venture with Microsoft and intends to have the best Spanish-language Internet site.

     The ARGENTINE economy contracted sharply after Brazil's devaluation. Once again, the issue has less to do with trade to Brazil (accounting for 30% of exports) than with Argentina's continuing and constant need to tap the skittish and unreliable international capital markets. Second quarter GDP declined 4.9% from a year earlier, and unemployment remained at over 14%, despite a drop in the number of job seekers. The deflationary environment has deepened, with prices falling 2% during the year ended September. Export performance was poor, held back by the Brazilian devaluation, the weak Brazilian economy, and plummeting agricultural commodity prices. Despite deep recession and a collapse in imports, the current account remains more than 4% of GDP. Our exposure in Argentina dropped from 19% of assets to 10% over the six months mainly because our substantial holding in YPF, the big energy company, exited the portfolio when the company was acquired by Repsol, a Spanish oil company.

     This year alone, Brazil, Chile, and Colombia decided to float their currencies, and Mexico was forced to float the peso in 1995. Argentina, now virtually alone within Latin America, continues with its currency peg to the U.S. dollar, and many believe that this policy allows insufficient flexiblity to adjust to external shocks. Argentina's large U.S. dollar-denominated external debt (nearly 50% of GDP) and foreign private sector debt mean that any devaluation would necessitate debt restructuring on an enormous scale. Convertibility is, therefore, deeply embedded in the economy and still enjoys widespread political support. As a result, falling prices and productivity gains must be the route to improved international competitiveness, but this will take much longer than the devaluation route followed by other countries in the region.

     The other area of concern has been the political vacuum left by the enforced departure of President Menem, who, after 10 years in power, failed in his attempts to change the constitution to allow a potential third consecutive term. Elections in October were won convincingly by the opposition Alliance candidate Fernando de la Rua, although his party failed to win a majority in Congress and faces an opposition Peronist party that retains a majority in the Senate in addition to controlling most of the provincial administrations. De la Rua's first priority will be to tackle the widening fiscal deficit, and the markets are anticipating a fiscal austerity package to be announced imminently. At a time of deep recession, this package will undoubtedly face stiff opposition and will test de la Rua's credibility and resolve.

=============================
Even the previously
robust Chilean economy
has succumbed to the
regional malaise.
=============================

     We believe the recessionary environment has been fully priced into Argentine stocks and, despite the uncertain outlook, we are neutral in this market. We are overweight in the telecommunications sector, where our largest holding is TELECOM ARGENTINA, controlled by France Telecom and Telecom Italia. We are also slightly overweight in the banking sector on the expectation of a pickup in loan demand into the year 2000.

     Even the previously robust CHILEAN economy has succumbed to the regional malaise. Growth had slowed steadily from the middle of 1997, and by the end of 1998 the economy had fallen into its first recession in 16 years. Economic activity dropped 4.7% over the 12 months to July 1999. Unemployment has surged to 11.5% of the workforce (versus 6% at the beginning of 1998) and has become a central issue of the December presidential elections. In contrast to Argentina, economic adjustment came both from currency depreciation (down 20% against the dollar since the start of 1998) and an improving export-import situation. With copper prices rebounding from midyear lows, we believe that Chile is relatively well positioned for cyclical recovery.

     The Chilean stock market is dominated by electric utilities and CTC, the dominant telecommunications carrier controlled by Telefonica de Espana. We feel growth is already priced into these sectors, and for this reason we remain very underweight in this market.

================================================================================
    INDUSTRY DIVERSIFICATION
    ------------------------
                                  Percent of Net Assets
                                    4/30/99    10/31/99
                                    -------    --------
    Services                         46.9%      53.9%
    Consumer Goods                   15.8       14.4
    Finance                           6.2       13.0
    Energy                           20.6       11.3
    Materials                         6.5        5.6
    Reserves                          4.0        1.8
    Total                           100.0%     100.0%
================================================================================

     Of the smaller economies, PERU has come through the current regional crisis relatively unscathed, as commodity-related industries have rebounded and fishing volumes recovered from the El Nino weather effect. GDP growth will be close to zero in 1999. Meanwhile, the VENEZUELAN economy collapsed in the second quarter, as unemployment rose to a record 15.3%. President Chavez pushed through elections for a new constituent assembly, which he hopes will completely rewrite the constitution. Despite the high risks, we are sticking with our position in CANTV, the cheaply valued dominant telecommunications provider controlled by GTE. In COLOMBIA, unemployment rose to over 20% as the recession dug in. Second quarter GDP fell sharply, and the ongoing guerilla insurgency is taking a heavy toll on the economy.

     Your fund's industry diversification is weighted heavily toward services, as shown in the table. The largest exposure within that sector is the telecommunications industry, at 40% of fund assets versus about 29% for the MSCI EMF Latin America Index. Other components of this sector include broadcasting and merchandising. We focus on these areas, particularly telecommunications, because they are currently the most fertile fields for well-managed companies with solid growth prospects.

OUTLOOK
-------

     Over the past five years, the structural weaknesses of the Latin American economies have been cruelly exposed. An acute shortage of capital has forced central banks to tap the international credit markets continuously, even as risk premiums have soared. The entire region has, therefore, been hostage to
international   credit   conditions   and  sudden   changes  in  sentiment.   An
overdependence on commodity exports at a time of plunging prices and the poor export performance of an uncompetitive manufacturing base have translated into continuing trade balance problems. When you add to this dangerous cocktail the 1994 Mexican peso devaluation and susbsequent banking crisis, and the unsustainable fiscal deficit seen in Brazil, the result has been five years of poor economic performance accompanied by soaring unemployment.

     Nevertheless, conditions have improved steadily in Mexico, the Brazilian fiscal adjustment may be under way, and other economies are hinting at recovery. Valuations are cheap -- as usual in Latin America. As confidence returns, risk premiums have room to fall a long way. But the road ahead outside Mexico is a tough one, and we expect conditions to remain highly volatile.

     While your fund has had periods of strong gains, its performance history is punctuated with periods of decline -- mirroring the boom-and-bust pattern of Latin America. We believe that our focus on large-cap companies with solid, sustainable growth rates, low debt, and experienced managements will enable patient shareholders to participate in the long-term potential of this region.

Respectfully submitted,

/s/

Martin G. Wade
President
November 22, 1999
================================================================================
T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                           Percent of
                                                           Net Assets
                                                            10/31/99
                                                            --------
Telefonos de Mexico (Telmex), Mexico ...........................5.6%
Telebras, Brazil ...............................................0.6
Petrol Brasileiros (Petrobras), Brazil .........................4.4
Cemex, Mexico ..................................................3.7
Femsa, Mexico ..................................................3.5

Pao de Acucar, Brazil ..........................................3.5
Banco Itau, Brazil .............................................3.5
Grupo Televisa, Mexico .........................................3.3
GPO Fin Banamex, Mexico ........................................3.0
Telecom Argentina, Argentina ...................................2.5

Compania Anonima Nacional
Telefonos de Venezuela (CANTV), Venezuela ......................2.5
Grupo Modelo, Mexico ...........................................2.5
Cia Energetica Minas Gerais, Brazil ............................2.3
Grupo Iusacell, Mexico .........................................2.2
Enersis, Chile .................................................2.1

Kimberley-Clark de Mexico, Mexico ..............................2.0
Telefonica del Peru, Peru ......................................2.0
Brahma, Brazil .................................................1.9
Telefonica de Argentina, Argentina .............................1.8
Companhia Vale do Rio Doce, Brazil .............................1.7

Coca-Cola Femsa, Mexico ........................................1.6
Control Commercial Mexicana, Mexico ............................1.6
Perez Companc, Argentina .......................................1.5
Banco Rio de la Plata, Argentina ...............................1.4
Embotelladora Andina, Chile ....................................1.4

Total .........................................................82.1%

Note: Table excludes reserves

================================================================================
T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart for Latin America Shown here.]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since   Inception
Periods Ended 10/31/99       1 Year  3 Years  5 Years  Inception        Date
----------------------       ------  -------  -------  ---------        ----
Latin America Fund           13.57%    1.19%    -3.79%    -2.73%    12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                              Year
                             Ended
                          10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
NET ASSET VALUE
Beginning of period       $   7.22 $   9.60  $   8.14  $    6.49 $   10.32
-----------------------------------------------------------------------------
Investment activities
 Net investment income        0.09     0.16      0.13       0.10      0.05
 Net realized and
 unrealized gain (loss)       0.86    (2.45)     1.44       1.60     (3.92)
-----------------------------------------------------------------------------
 Total from
 investment activities        0.95    (2.29)     1.57       1.70     (3.87)
-----------------------------------------------------------------------------
Distributions
 Net investment income       (0.14)   (0.12)    (0.11)     (0.06)       -
 Net realized gain              -        -      (0.03)        -         -
-----------------------------------------------------------------------------
 Total distributions         (0.14)   (0.12)    (0.14)    (0.06)        -
-----------------------------------------------------------------------------
 Redemption fees added
 to paid-in-capital             -      0.03      0.03       0.01      0.04
-----------------------------------------------------------------------------
NET ASSET VALUE
End of period             $   8.03 $   7.22  $   9.60  $    8.14 $    6.49
Ratios/Supplemental=Data=====================================================

Total return**             13.57%   (23.93)%  19.94%   26.52%      (37.11)%
-----------------------------------------------------------------------------
Ratio of total expenses to
average net assets           1.62%   1.53%     1.47%     1.66%        1.82%
-----------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                   1.05%   1.35%     1.30%     1.29%         0.76%
-----------------------------------------------------------------------------
Portfolio turnover rate     43.2%    19.0%     32.7%     22.0%        18.9%
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $ 200,385 $ 204,761  $398,066  $213,691  $148,600
-----------------------------------------------------------------------------
          ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------                              October 31, 1999
    PORTFOLIO OF INVESTMENTS
    ------------------------
                                                        SHARES       VALUE
                                                        ------       -----
In thousands
ARGENTINA  9.5%
Common Stocks  9.5%
Banco de Galicia Buenos Aires (Class B) ADR (USD)        82,750   $ 1,748
------------------------------------------------------------------------------
Banco Frances del Rio de la Plata ADR (USD)             123,268     2,697
------------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)               223,970     2,884
------------------------------------------------------------------------------
Perez Companc (Class B)                                 497,499     2,996
------------------------------------------------------------------------------
Telecom Argentina (Class B) ADR (USD)                   184,340     5,069
------------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)             140,157     3,592
------------------------------------------------------------------------------
Total Argentina (Cost $22,692)                                     18,986
------------------------------------------------------------------------------
BRAZIL  31.6%
Common Stocks  19.4%
Companhia Vale do Rio Doce ADR (USD)                    167,000     3,324
------------------------------------------------------------------------------
Electricidade de Rio de Janeiro *                 7,824,093,000     1,563
------------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                 319,032     6,979
------------------------------------------------------------------------------
Tele Centro Sul Participacoes ADR (USD)                  27,488     1,642
------------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD) *               90,579     1,529
------------------------------------------------------------------------------
Telebras ADR (USD)                                      272,386    21,212
------------------------------------------------------------------------------
Telesp Participacpoes ADR (USD) *                        88,302     1,429
------------------------------------------------------------------------------
Unibanco GDR (USD)                                       52,000     1,203
------------------------------------------------------------------------------
                                                                   38,881
------------------------------------------------------------------------------
Preferred Stocks  12.2%
Banco Itau                                          121,123,000     6,950
------------------------------------------------------------------------------
Brahma                                                6,107,482     3,895
------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais                325,776,141     4,640
------------------------------------------------------------------------------
Petrol Brasileiros                                   55,782,711     8,873
------------------------------------------------------------------------------
Telebras ADR (USD) *                                    330,270        16
------------------------------------------------------------------------------
Telecomunicacoes de Minas Gerais (Class B)            6,191,290       128
------------------------------------------------------------------------------
                                                                   24,502
------------------------------------------------------------------------------
Total Brazil (Cost $80,875)                                        63,383
------------------------------------------------------------------------------

CHILE 7.0%
Common Stocks  7.0%
Banco Santiago ADR (USD)                                 98,258     1,965
------------------------------------------------------------------------------
Chilectra ADR (144a) (USD)                              144,238     2,524
------------------------------------------------------------------------------
Compania Cervecerias Unidas ADS (USD)                    57,074     1,245
------------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile
        (Class A) ADR (USD)                              84,850     1,416
------------------------------------------------------------------------------
Embotelladora Andina ADR (USD) *                        172,102   $ 2,797
------------------------------------------------------------------------------
Enersis ADS (USD)                                       183,129     4,120
------------------------------------------------------------------------------
Total Chile (Cost $16,541)                                         14,067
------------------------------------------------------------------------------
MEXICO 45.2%
Common Stocks  45.2%
Cemex ADR, Participating Certificates
     (Represents 2 Class A and 1
          Class B shares) (USD) *                        51,030     1,148
------------------------------------------------------------------------------
Cemex (Represents 2 Class A & 1 Class B shares) *     1,398,746     6,330
------------------------------------------------------------------------------
Cifra (Class V) ADR (USD) *                             129,293     2,036
------------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD)                     233,300     3,237
------------------------------------------------------------------------------
Control Commercial Mexicana, Units
        (Each unit consists of 3 Class B
        and 1 Class C shares)                         3,778,000     3,129
------------------------------------------------------------------------------
Femsa UBD
        (Represents 1 Class B and
        4 Series D shares)                            2,183,910     7,089
------------------------------------------------------------------------------
GPO Fin Banamex *                                     2,442,000     6,110
------------------------------------------------------------------------------
GPO Fin Bancomer *                                    5,702,000     1,513
------------------------------------------------------------------------------
GPO Sanborns                                            786,300     1,145
------------------------------------------------------------------------------
Gruma (Class B) *                                       131,785       172
------------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
        (Represents 1 Class L and
        2 Class B shares)                             5,034,390     2,409
------------------------------------------------------------------------------
Grupo Industrial Maseca (Class B)                     1,673,605       836
------------------------------------------------------------------------------
Grupo Iusacell ADR(USD)                                 367,000     4,358
------------------------------------------------------------------------------
Grupo Modelo (Class C)                                2,034,880     4,975

------------------------------------------------------------------------------
Grupo Televisa ADR (USD) *                              157,000     6,673
------------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                    1,279,941     4,101
------------------------------------------------------------------------------
Organizacion Soriana                                    596,000     2,208
------------------------------------------------------------------------------
Panamerican Beverages (Class A) ADR (USD)                23,078       371
------------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD) *               364,888    31,198
------------------------------------------------------------------------------
TV Azteca ADR (USD)                                     376,100     1,528
------------------------------------------------------------------------------
Total Mexico (Cost $83,738)                                        90,566
------------------------------------------------------------------------------
PERU 2.4%
Common Stocks  2.4%
Credicorp ADR (USD)                                      75,790       805
------------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                 339,268   $ 3,923
------------------------------------------------------------------------------
Total Peru (Cost $6,942)                                            4,728
------------------------------------------------------------------------------
VENEZUELA 2.5%
Common Stocks  2.5%
Compania Anonima Nacional Telefonos de Venezuela
        (Class D) ADR (USD)                             193,364     4,991
------------------------------------------------------------------------------
Total Venezuela (Cost $6,592)                                       4,991
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 1.3%
Money Market Funds  1.3%
Reserve Investment Fund, 5.51% #                      2,668,100     2,668
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,668)                          2,668
------------------------------------------------------------------------------
Total Investments in Securities
 99.5% of Net Assets (Cost $220,048)                 $     199,389

 Other Assets Less Liabilities                                 996

 NET ASSETS                                          $     200,385

     *  Non-income producing
     #  Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.3% of net assets.
   ADR  American depository receipt
   ADS  American depository share
   GDR  Global depository receipt
   USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE LATIN AMERICA FUND
--------------------------------                               October 31, 1999
    STATEMENT OF ASSETS AND LIABILITIES
    -----------------------------------                          In thousands

    ASSETS

    Investments in securities, at value (cost $220,048)        $  199,389
    Securities lending collateral                                  27,503
    Other assets                                                    4,395
    Total assets                                                  231,287
    Liabilities
    Obligation to return securities lending collateral             27,503
    Other liabilities                                               3,399
    Total liabilities                                              30,902

    NET ASSETS                                                 $  200,385

    Net Assets Consist of:
    Accumulated net investment income - net of distributions   $      789
    Accumulated net realized gain/loss - net of distributions     (48,426)
    Net unrealized gain (loss)                                    (20,694)
    Paid-in-capital applicable to 24,952,025 shares of
    $0.01 par value capital stock outstanding;
    2,000,000,000 shares of the Corporation authorized            268,716

    NET ASSETS                                                 $  200,385

    NET ASSET VALUE PER SHARE                                  $     8.03
The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
    STATEMENT OF OPERATIONS
    -----------------------                                        In thousands

                                                          Year
                                                         Ended
                                                      10/31/99
                                                      --------
 Investment Income
  Income
   Dividend (net of foreign taxes of $569)        $      4,897
   Interest                                                490
---------------------------------------------------------------
   Total income                                          5,387
---------------------------------------------------------------
  Expenses
   Investment management                                 2,162
   Shareholder servicing                                   786
   Custody and accounting                                  184
   Prospectus and shareholder reports                       86
   Registration                                             27
   Legal and audit                                          21
   Directors                                                 6
   Miscellaneous                                             4
---------------------------------------------------------------
   Total expenses                                        3,276
   Expenses paid indirectly                                 (1)
---------------------------------------------------------------
   Net expenses                                          3,275
---------------------------------------------------------------
  Net investment income                                  2,112
---------------------------------------------------------------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                          (33,927)
   Foreign currency transactions                        (1,233)
---------------------------------------------------------------
   Net realized gain (loss)                            (35,160)
---------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                           54,794
   Other assets and liabilities
   denominated in foreign currencies                        (4)
---------------------------------------------------------------
   Change in net unrealized gain or loss                54,790
---------------------------------------------------------------
  Net realized and unrealized gain (loss)               19,630
---------------------------------------------------------------
  INCREASE (DECREASE) IN NET
===============================================================
  ASSETS FROM OPERATIONS                          $     21,742
===============================================================

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                             In thousands
                                                           Year
                                                          Ended
                                                       10/31/99       10/31/98
Increase (Decrease) in Net Assets  Operations
   Net investment income                             $    2,112    $     4,447
   Net realized gain (loss)                             (35,160)        11,412
   Change in net unrealized gain or loss                 54,790        (80,072)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     21,742        (64,213)
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (3,788)        (4,783)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          114,750         93,003
   Distributions reinvested                               3,608          4,554
   Shares redeemed                                     (140,909)      (222,813)
   Redemption fees received                                 221            947
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                   (22,330)      (124,309)
-------------------------------------------------------------------------------
Net Assets
  Increase (decrease) during period                      (4,376)      (193,305)
  Beginning of period                                   204,761        398,066

  End of period                                      $  200,385    $   204,761
===============================================================================
*Share information
   Shares sold                                           14,781         10,587
   Distributions reinvested                                 546            434
   Shares redeemed                                      (18,729)       (24,125)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             (3,402)       (13,104)

The accompanying notes are an integral part of these financial statements.
================================================================================
T. ROWE PRICE LATIN AMERICA FUND
--------------------------------                               OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $27,378,000; aggregate collateral consisted of $27,503,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $83,940,000 and $104,172,000, respectively, for the year ended October 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $48,426,000, of which $14,499,000 expires in 2004 and $33,927,000 expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
  Undistributed net investment income                             $(1,233,000)
  Undistributed net realized gain                                    1,233,000
================================================================================

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $220,048,000. Net unrealized loss aggregated $20,659,000 at period-end, of which $20,455,000 related to appreciated investments and $41,114,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $174,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rates was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $756,000 for the year ended October 31, 1999, of which $88,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum held no shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $6,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $262,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $41,243,000 with certain affiliates of the manager and paid commissions of $112,000 related thereto.

================================================================================

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF LATIN AMERICA FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 17, 1999

================================================================================
T. ROWE PRICE LATIN AMERICA FUND
--------------------------------

     Tax Information (Unaudited) for the Tax Year Ended 10/31/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $1,447,000 and foreign taxes paid of $568,000.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON  Available  in T.  Rowe  Price
          Investor Centers.

               ACCOUNT SERVICES
               ----------------
               CHECKING AVAILABLE on most fixed income funds ($500 minimum).

               AUTOMATIC   INVESTING   From  your  bank
          account or paycheck.

               AUTOMATIC     WITHDRAWAL      Scheduled,
          automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED  24-HOUR  SERVICES   Including
          Tele*AccessRegistration  Mark and the T. Rowe
          Price  Web  site  on the  Internet.  Address:
          www.troweprice.com

               BROKERAGE SERVICES*
               -------------------
               INDIVIDUAL  INVESTMENTS  Stocks,  bonds,
          options,    precious   metals,    and   other
          securities at a savings over full-service commission rates. **

               INVESTMENT INFORMATION
               ----------------------
               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER   REPORTS   Fund   managers'
          reviews of their strategies and results.

               T.   ROWE   PRICE    REPORT    Quarterly
          investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS    Educational    reports    on
          investment strategies and financial markets.

               INVESTMENT  GUIDES Asset Mix  Worksheet,
          College Planning Kit, Diversifying  Overseas:
          A Guide to International Investing,  Personal
          Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          *         T.  Rowe  Price   Brokerage   is  a
                    division    of   T.   Rowe    Price
                    Investment  Services,  Inc., Member
                    NASD/SIPC.

          **        Based on a  September  1999  survey
                    for  representative-assisted  stock
                    trades.  Services vary by firm, and
                    commissions  may vary  depending on
                    size of order.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F97-050  10/31/99